SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	September 5, 2007
MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

MRU Holdings, Inc. (the “Company”) will be making presentations to investors about the Company’s business at investor conferences on September 5th and 6th in New York City at the Kaufman Brothers Tenth Annual Investor Conference and the Roth Capital Partners 2007 New York Conference, respectively. A press release announcing the investor presentations was previously issued and attached as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2007. A copy of the investor slide presentation to be used in the investor presentations is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated by reference herein. A copy of the investor slide presentation will also be available on our website at www.mruholdings.com.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	MRU Holdings, Inc. investor presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

September 5, 2007	By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Chief Financial Officer